EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF NOVEMBER 11, 2003



      RIG NAME         WD      DESIGN                  LOCATION           STATUS*             OPERATOR
-------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'  Victory Class              GOM            Contracted          Amerada Hess
-------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'  Victory Class              GOM            Contracted           Kerr McGee
-------------------------------------------------------------------------------------------------------------
Ocean America        5,500'  Ocean Odyssey              GOM               Idle                 DODI
-------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'  Ocean Odyssey              GOM            Contracted          Amerada Hess
-------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'  Victory Class              GOM               Idle                 DODI
-------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'  DP Aker H-3.2              GOM            Contracted               BP
                             Modified
-------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'  F&G SS-2000                GOM               Idle                 DODI
-------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'  F&G SS-2000                GOM            Contracted        Walter Oil & Gas

-------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'  F&G SS-2000                GOM            Contracted              LLOG
-------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'    Mat Cantilever             GOM            Contracted          Stone Energy
-------------------------------------------------------------------------------------------------------------
Ocean Drake          200'    Mat Cantilever             GOM            Contracted         Chevron/Texaco
-------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'    Independent Leg            GOM            Contracted           ADTI/Tana
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'    Independent Leg            GOM            Contracted          Stone Energy
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Spur           300'    Independent Leg            GOM            Contracted          Entre/Howard
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean King           300'    Independent Leg            GOM            Contracted           BP America
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'    Independent Leg            GOM            Contracted         Taylor Energy
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Summit         300'    Independent Leg            GOM            Contracted            El Paso
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'    Independent Leg            GOM            Contracted             Murphy
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Titan          350'    Independent Leg Slot       GOM       Shipyard for cantilever     DODI
                                                                        upgrade
-------------------------------------------------------------------------------------------------------------
Ocean Tower          350'    Independent Leg            GOM            Contracted            Denbury
                             Cantilever
-------------------------------------------------------------------------------------------------------------


                                       1

-------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'  Bethlehem SS-2000          GOM            Contracted             PEMEX
-------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'  Aker H-3                   GOM            Contracted             PEMEX
-------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'  F&G 9500 Enhanced          GOM            Contracted             PEMEX
                             Pacesetter
-------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'  F&G SS-2000                GOM            Contracted             PEMEX
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
AFRICA
-------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'  Bingo 3000             South Africa       Contracted           Forest Oil
-------------------------------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'  Aker H-3                North Sea            Idle                 DODI
-------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'  Earl & Wright           North Sea         Contracted             Shell
                             Sedco 711 Series
-------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'  Aker H-3                North Sea         Contracted            Talisman
-------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'  Bingo 3000              North Sea            Idle                 DODI
-------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'  Victory Class           Australia         Contracted             Inpex
-------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'  Korkut                  Australia         Contracted             Santos
-------------------------------------------------------------------------------------------------------------
Ocean General        1,640'  Korkut                   Vietnam          Contracted            P.V.E&P
-------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'  Victory Class           Indonesia         Contracted             Unocal
-------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'  Victory Class           Singapore         Contracted             Murphy
-------------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
-------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'  DP DYVI Super Yatzy       Brazil          Contracted           Petrobras
-------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'  Aker H-3                  Brazil          Contracted           Petrobras        .
-------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'  Alliance Class            Brazil          Contracted           Petrobras
-------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'  DP Fluor/Mitsubishi       Brazil          Contracted           Petrobras
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'    Independent Leg          Indonesia            Idle                 DODI
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'    Independent Leg          Indonesia            Idle                 DODI
                             Cantilever
-------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
-------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'    Aker H-3                S. Africa        Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------
Ocean Champion       250'    Mat Slot                   GOM           Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'  Victory Class              GOM           Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'  Victory Class              GOM           Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'  Korkut                     GOM           Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------

ASSETS REMOVED
FROM SERVICE &
HELD FOR SALE** (2)
-------------------------------------------------------------------------------------------------------------
Ocean Century        800'    Korkut                     GOM           Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------
Ocean Prospector     1,700'  Victory Class              GOM           Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------


NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

**TO BE USED FOR NON DRILLING PURPOSES.
GOM = Gulf of Mexico


                             ** TABLE CONTINUED **

                                                                    EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF NOVEMBER 11, 2003


      RIG NAME                CURRENT TERM       DAYRATE (000S)  START DATE
----------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------
Ocean Quest            first of two wells plus     low 40s      mid Nov. 2003
                               option
----------------------------------------------------------------------------------
Ocean Star             first of two wells plus     mid 70's    late Oct. 2003
                               option
----------------------------------------------------------------------------------
Ocean America                      -                  -               -
----------------------------------------------------------------------------------
Ocean Valiant            one well plus option      mid 50's    late Sept. 2003
----------------------------------------------------------------------------------
Ocean Victory                      -                  -               -
----------------------------------------------------------------------------------
Ocean Confidence            five-year term          170's      early Jan. 2001
----------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
----------------------------------------------------------------------------------
Ocean Concord                      -                  -               -
----------------------------------------------------------------------------------
Ocean Lexington          second of two wells         low 40's    late Aug. 2003
                             plus option
----------------------------------------------------------------------------------
Ocean Saratoga           one well plus options      low 40's    early Nov. 2003
----------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------
Ocean Crusader           one well plus option      mid 20's     mid Oct. 2003
----------------------------------------------------------------------------------
Ocean Drake             90 day term plus option    mid 20's     mid Oct. 2003
----------------------------------------------------------------------------------
Ocean Columbia                 one well            mid 20's     mid Aug. 2003
----------------------------------------------------------------------------------
Ocean Spartan                  one well            mid 20's    late July 2003
----------------------------------------------------------------------------------
Ocean Spur               third of three wells     upper 20's   late Aug. 2003
----------------------------------------------------------------------------------
Ocean King                  multiple wells         low 30's   early April 2003
----------------------------------------------------------------------------------
Ocean Nugget             first of three wells      mid 20's    mid Sept. 2003
----------------------------------------------------------------------------------
Ocean Summit           third of three wells plus   upper 20's   late Aug. 2003
                              option
----------------------------------------------------------------------------------
Ocean Warwick            one well plus option     upper 20's   late Sept. 2003
----------------------------------------------------------------------------------
Ocean Titan                       -                  -               -
----------------------------------------------------------------------------------
Ocean Tower            third of four wells plus    mid 30's    late Aug. 2003
                              option
----------------------------------------------------------------------------------

                                        1

----------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
----------------------------------------------------------------------------------
MEXICO
----------------------------------------------------------------------------------
Ocean Ambassador          four year term work      mid 50's    late July 2003
----------------------------------------------------------------------------------
Ocean Whittington         four year term work      low 60's    late July 2003
----------------------------------------------------------------------------------
Ocean Worker              four year term work     upper 60's    mid Aug. 2003
----------------------------------------------------------------------------------
Ocean Yorktown            four year term work      mid 40's    late Oct. 2003
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
AFRICA
----------------------------------------------------------------------------------
Ocean Patriot            100 days plus option      mid 50's    mid Sept. 2003
----------------------------------------------------------------------------------

NORTH SEA
----------------------------------------------------------------------------------
Ocean Nomad                        -                  -               -
----------------------------------------------------------------------------------
Ocean Guardian         one year plus one year      low 50's   early April 2003
                               option
----------------------------------------------------------------------------------
Ocean Princess                second well          low 40's     late May 2003
----------------------------------------------------------------------------------
Ocean Vanguard                     _                  _               _
----------------------------------------------------------------------------------

AUSTRALASIA
----------------------------------------------------------------------------------
Ocean Bounty             second of three wells     low 70's    mid June 2003
                          plus option for two
----------------------------------------------------------------------------------
Ocean Epoch              one well plus option      low 60's   mid September 2003
----------------------------------------------------------------------------------
Ocean General                   standby           mid teens     mid Oct. 2003
----------------------------------------------------------------------------------
Ocean Baroness           400 days plus option       110's      late March 2003
----------------------------------------------------------------------------------
Ocean Rover             Three wells plus option      110s       mid July 2003
----------------------------------------------------------------------------------

                                       2

BRAZIL
----------------------------------------------------------------------------------
Ocean Yatzy            five-year term plus option   120's      early Nov. 1998
----------------------------------------------------------------------------------
Ocean Winner              one year extension       low 60's    early Nov. 2002
----------------------------------------------------------------------------------
Ocean Alliance            four-year contract        110's     early Sept. 2000
----------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------
Ocean Clipper             one-year extension        100's       mid Feb. 2003
----------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
----------------------------------------------------------------------------------
Ocean Sovereign                     -                  -               -
----------------------------------------------------------------------------------
Ocean Heritage                      -                  -               -
----------------------------------------------------------------------------------

COLD STACKED (5)
----------------------------------------------------------------------------------
Ocean Liberator                    -                  -               -
----------------------------------------------------------------------------------
Ocean Champion                     -                  -               -
----------------------------------------------------------------------------------
Ocean Endeavor                     -                  -               -
----------------------------------------------------------------------------------
Ocean Voyager                      -                  -               -
----------------------------------------------------------------------------------
Ocean New Era                      -                  -               -
----------------------------------------------------------------------------------

ASSETS REMOVED
FROM SERVICE &
HELD FOR SALE ** (2)
----------------------------------------------------------------------------------
Ocean Century                      -                  -               -
----------------------------------------------------------------------------------
Ocean Prospector                   -                  -               -
----------------------------------------------------------------------------------


NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

**TO BE USED FOR NON DRILLING PURPOSES.
GOM = Gulf of Mexico

                             ** TABLE CONTINUED **

                                                                    EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF NOVEMBER 11, 2003



      RIG NAME       EST. END DATE    FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------
Ocean Quest          mid Dec. 2003      available, actively marketing
---------------------------------------------------------------------------------------------------
Ocean Star           late Dec. 2003     available, actively marketing.
---------------------------------------------------------------------------------------------------
Ocean America              -            available, actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Valiant        late Dec. 2003     available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Victory              -            available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Confidence    early Jan. 2006     available; actively marketing.
---------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
---------------------------------------------------------------------------------------------------
Ocean Concord              -            One well with Kerr McGee in mid 40s beginning mid Nov. 2003 and ending early Jan. 2004, waiting on permit; available,
                                        actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Lexington      late Nov. 2003     Two wells plus option with Walter in high 30's beginning
                                        late Nov. 2003 and ending mid Jan. 2004; available,
                                        actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Saratoga       early Dec. 2003    available, actively marketing.
---------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
---------------------------------------------------------------------------------------------------
Ocean Crusader       mid Nov. 2003      available, actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Drake          early Jan. 2004     available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Columbia       mid Nov. 2003      One well with ADTI/Seneca in upper 20's beginning mid Nov.
                                        and ending late Nov. 2003; available, actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Spartan        mid Nov. 2003      available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Spur           late Nov. 2003     available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean King           late Nov. 2003     available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Nugget         late May 2004      Two wells in mid 20's and third well in low 30's; followed by six month extension + option in low 30's ending late May 2004;
                                        available, actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Summit          late Nov. 2003    available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Warwick        late Dec. 2003     available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Titan               -             Cantilever upgrade ending mid Dec. 2003; available, actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Tower          early Feb. 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------


                                      1

---------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
---------------------------------------------------------------------------------------------------
MEXICO
---------------------------------------------------------------------------------------------------
Ocean Ambassador     mid Dec. 2007    available.
---------------------------------------------------------------------------------------------------
Ocean Whittington    early Oct. 2006   available.
---------------------------------------------------------------------------------------------------
Ocean Worker         late July 2007   available.
---------------------------------------------------------------------------------------------------
Ocean Yorktown       mid July 2007    available.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
AFRICA
---------------------------------------------------------------------------------------------------
Ocean Patriot        late Dec. 2003   available; actively marketing.
---------------------------------------------------------------------------------------------------

NORTH SEA
---------------------------------------------------------------------------------------------------
Ocean Nomad                -          Three wells plus option in West Africa with Premier/Vaalco in upper 40s beginning mid Jan. 2004 and ending late June 2004.
---------------------------------------------------------------------------------------------------
Ocean Guardian      late March 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Princess       early Nov. 2003  First option declared plus option with Talisman in low 40s beginning early Nov. 2003 and ending late Jan. 2004; available, actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Vanguard             _          available; actively marketing.
---------------------------------------------------------------------------------------------------

AUSTRALASIA
---------------------------------------------------------------------------------------------------
Ocean Bounty         late Feb. 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Epoch          mid Dec. 2003    available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean General        mid Nov. 2003    One well plus one well and five completion option wells with
                                      P.V.E&P in mid 50's beginning mid Nov. 2003 and ending late
                                      Jan. 2004; available, actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Baroness       early May 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Rover          late Dec. 2003   First option well exercised in 110s beginning late Dec. 2003 and ending late Jan. 2004, available; actively marketing.
---------------------------------------------------------------------------------------------------


                                        2

BRAZIL
---------------------------------------------------------------------------------------------------
Ocean Yatzy         early Nov. 2003   Nov. 5, 2003 end of primary term; end of well expected late
                                      Dec. 2003, followed by scheduled 30 day survey. available;
                                      actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Winner        late Feb. 2004    Scheduled for survey in 1st Qtr. '04. Estimated downtime 60 days.
---------------------------------------------------------------------------------------------------
Ocean Alliance      early Sept. 2004  Scheduled for survey in 1st Qtr. '04 Estimated downtime 60 days.
---------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
---------------------------------------------------------------------------------------------------
Ocean Clipper        early Jan. 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS  (2)
---------------------------------------------------------------------------------------------------
Ocean Sovereign             -          available; actively marketing.
---------------------------------------------------------------------------------------------------
Ocean Heritage              -          available; actively marketing.
---------------------------------------------------------------------------------------------------

COLD STACKED (5)
---------------------------------------------------------------------------------------------------
Ocean Liberator            -          Cold stacked Nov. '02.
---------------------------------------------------------------------------------------------------
Ocean Champion             -          Cold Stacked Feb. '02.
---------------------------------------------------------------------------------------------------
Ocean Endeavor             -          Cold stacked March '02.
---------------------------------------------------------------------------------------------------
Ocean Voyager              -          Cold stacked March '02.
---------------------------------------------------------------------------------------------------
Ocean New Era              -          Cold stacked Dec. '02.
---------------------------------------------------------------------------------------------------

ASSETS REMOVED
FROM SERVICES &
HELD FOR SALE** (2)
---------------------------------------------------------------------------------------------------
Ocean Century              -          Cold stacked July '98.
---------------------------------------------------------------------------------------------------
Ocean Prospector           -          Cold stacked Oct. '98.
---------------------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

**TO BE USED FOR NON DRILLING PURPOSES.
GOM = Gulf of Mexico

                              ** TABLE COMPLETE **


                                       3